SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 26, 2017 (May 25, 2017)

Date of Report (Date of earliest event reported)

RED LION HOTELS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington	001-13957	91-1032187
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

201 W. North River Drive

Suite 100

Spokane, Washington 99201

(Address of Principal Executive Offices, Zip Code)

(509) 459-6100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rune 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Copmany  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

At our annual meeting of shareholders on May 25, 2017, seven matters were submitted to a vote of our shareholders. The voting results were as follows:

1. Election of Directors. Each of the following nine individuals were elected to serve on our board of directors for terms that end at the 2018 annual meeting of shareholders. The number of votes cast for and against each nominee, the number of abstentions and the number of broker non-votes, were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Raymond R. Brandstrom	17,519,773	836,362	94,540	3,938,736
James P. Evans	17,556,654	799,581	94,440	3,938,736
Enrico Marini Fichera	17,605,319	287,417	557,939	3,938,736
Joseph B. Megibow	17,573,792	782,443	94,440	3,938,736
Gregory T. Mount	17,604,464	751,671	94,540	3,938,736
Bonny W. Simi	17,554,760	800,606	95,309	3,938,736
Michael Vernon	17,475,175	881,060	94,440	3,938,736
Alexander Washburn	17,605,057	834,852	10,766	3,938,736
Robert G. Wolfe	17,605,474	750,661	94,540	3,938,736

2. Ratification of appointment of auditors. The shareholders ratified the appointment of BDO USA, LLP as our independent registered public accounting firm for 2017. The number of votes cast for and against the proposal, and the number of abstentions, were as follows:

For	Against	Abstain
22,301,741	74,350	13,320

3. Approval of 2017 RLHC Executive Officers Bonus Plan. The shareholders approved the 2017 RLHC Executive Officers Bonus Plan. The number of votes cast for and against the proposal, and the number of abstentions and broker non-votes, were as follows:

For	Against	Abstain	Broker Non-Votes
17,889,537	557,880	3,258	3,938,736

4. Advisory vote on executive compensation. The shareholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement for the annual meeting under the captions “Compensation Discussion and Analysis” and “Executive Compensation”. The number of votes cast for and against the proposal, and the number of abstentions and broker non-votes, were as follows:

For	Against	Abstain	Broker Non-Votes
17,753,615	682,139	14,921	3,938,736

5. Advisory vote on the frequency of future advisory votes on executive compensation. The shareholders approved, on an advisory basis, holding an advisory shareholder vote approving executive compensation every one year. The number of votes cast for one year, two year and three year options, and the number of abstentions and broker non-votes, were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
15,683,659	85,532	2,669,776	11,708	3,938,736

6. Approval of First Amendment to 2015 Stock Incentive Plan. The shareholders approved the First Amendment to 2015 Stock Incentive Plan. The number of votes cast for and against the proposal, and the number of abstentions and broker non-votes, were as follows:

For	Against	Abstain	Broker Non-Votes
13,032,178	4,987,603	430,894	3,938,736

7. Approval of Second Amendment to 2008 Employee Stock Purchase Plan. The shareholders approved the Second Amendment to 2008 Employee Stock Purchase Plan. The number of votes cast for and against the proposal, and the number of abstentions and broker non-votes, were as follows:

For	Against	Abstain	Broker Non-Votes
17,832,295	534,286	84,094	3,938,736

Consistent with our Board of Directors’ recommendation in our 2017 Proxy Statement and the vote of our shareholders, our Board of Directors has determined that the shareholder advisory vote on executive compensation will occur on an annual basis (every “one year”), until the next advisory vote on the frequency of advisory votes on executive compensation.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2017	RED LION HOTELS CORPORATION

	By:	/s/ Thomas L. McKeirnan
Thomas L. McKeirnan
Executive Vice President, General Counsel and Secretary